UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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MATTERSIGHT CORPORATION

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April 27, 2018

Dear Stockholder:

On or about April 5, 2018, we furnished or otherwise made available to our stockholders our proxy statement for the 2018 Annual Meeting of Stockholders of Mattersight Corporation (the “Annual Meeting”) to be held at 9 a.m. Central Time on Tuesday, May 15, 2018, at our offices at 200 W. Madison Street, Suite 3100, Chicago, Illinois 60606.

Enclosed please find a supplement to our proxy statement, filed with the Securities and Exchange Commission on April 27, 2018, to provide clarifying information with respect to Proposal 2 contained in our proxy statement as it relates to the recent repeal of Section 162(m) of the Internal Revenue Code, of 1986, as amended. The enclosed supplement, together with the proxy statement and our other proxy materials, are also available on our website www.mattersight.com, under “Investor Resources” and a written copy is available to stockholders upon written request to the Company, to the attention Legal Department, Mattersight Corporation, 200 W. Madison Street, Suite 3100, Chicago, Illinois 60606 or by calling (877) 235-6925.

If you have any questions about this supplemental information, please contact us at (877) 235-6925.

You may vote your shares in person at the Annual Meeting or by proxy through the Internet, by telephone, or by mail. Likewise, you may revoke your proxy at any time before the voting at the Annual Meeting following proper procedure.. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are voted. Your vote is important to us, regardless of the number of shares you own. We urge you to submit your vote promptly in order to assure that a quorum is present. Information with respect to voting procedures can be found in our proxy statement. Thank you for your attention to this important matter.

By Order of the Board of Directors,

/s/ David B. Mullen
David B. Mullen
Senior Vice President, Chief Financial Officer and Corporate Secretary

MATTERSIGHT CORPORATION

200 W. Madison Street, Suite 3100

Chicago, Illinois 60606

(877) 235-6925

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2018

This proxy statement supplement (this “Supplement”), dated April 27, 2018, supplements the definitive proxy statement (the “Proxy Statement”) filed by Mattersight Corporation (referred to herein as the “Company,” “Mattersight,” “we,” “us,” or “our” as the context requires) with the U.S. Securities and Exchange Commission (the "SEC") on April 5, 2018, and made available to the our stockholders in connection with the solicitation of proxies by our Board of Directors for our 2018 Annual Meeting of Stockholders to be held at 9 a.m. Central Time on Tuesday, May 15, 2018, at our offices at 200 W. Madison Street, Suite 3100, Chicago, Illinois 60606 (the “Annual Meeting”). The purpose of this Supplement is to provide clarifying information with respect to Proposal 2 contained in the Proxy Statement as it relates to the recent repeal of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Explanatory Note

This Supplement is being filed with the SEC and is being made available to our stockholders on or about April 27, 2018. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting. As such, only stockholders of record as of the close of business on March 21, 2018, are entitled to receive notice of and to vote at the Annual Meeting and any further adjournments or postponements thereof.

Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, our stockholders should rely on the information contained in this Supplement. The Proxy Statement contains important additional information. This Supplement should only be read in conjunction with the Proxy Statement.

Supplement to Proposal 2

Proposal 2 relates to approval of an amendment and restatement of our 1999 Stock Incentive Plan (the “1999 Plan”). Our description of the 1999 Plan in the Proxy Statement makes reference to specified limitations for awards we may make under the 1999 Plan. Specifically, Proposal 2 of the Proxy Statement provides:

“Limitations. The 1999 Plan provides that the maximum number of shares and share equivalent units that may be granted during any fiscal year to any one participant under all types of plan awards is 500,000.”

The 1999 Plan itself makes reference to a 500,000-share limitation to the extent required by Section 162(m) of the Code. Section 162(m) of the Code limits the deductibility to the Company of compensation paid to covered executive officers to $1,000,000. Historically, there had been an exception to this limit for qualifying performance-based compensation. As a result of the Tax Cuts and Jobs Act, effective January 1, 2018, this exception has been eliminated for taxable years beginning after December 31, 2017 (other than with respect to certain compensation payable under a written binding contract that was in effect on November 2, 2017). As a result, Section 162(m) of the Code no longer operates as a limit to the 1999 Plan.

For that reason, we would like to clarify that the 500,000-share limitation described in the Proposal 2 of the Proxy Statement and noted above no longer applies to the 1999 Plan, because this limitation was contingent on the applicability of the performance based compensation exception to Section 162(m) of the Code. Thus, we may make awards in the future under the 1999 Plan that would not be restricted by this 500,000-share limitation.

We will continue to analyze the impact of the Tax Cuts and Jobs Act on Mattersight and the 1999 Plan as additional guidance and rules are provided by the Internal Revenue Service. If as part of this continuing analysis we determine that the 1999 Plan must be amended in a manner requiring stockholder approval, we will submit the amendment to our stockholders for approval at the appropriate time.

Voting

Our stockholders should note the following:

•	We will not make available or distribute, and our stockholders do not need to sign, new proxy cards or submit new voting instructions.
•	Proxy cards or voting instructions received and providing direction on the proposals to be considered at the Annual Meeting will remain valid and in effect, and will be voted as directed.
•

If a stockholder has already submitted a proxy card or voting instructions, such stockholder does not need to resubmit its proxy card or voting instructions with different directions, unless such stockholder wishes to change any previously cast votes. Each stockholder may revoke or change his, her or its vote at any time before the applicable proxy has been exercised by filing a written notice of revocation or a duly executed proxy bearing a later date with the Company, by submitting another timely, later-dated vote by telephone or Internet or by giving notice of revocation to us at the Annual Meeting.

•	We have the right and ability to submit or amend the content of our proposals at any time prior to the Annual Meeting.

Each stockholder’s vote regarding the proposals is important. We ask that our stockholders vote on the proposals described in the Proxy Statement, a copy of which is available on our website www.mattersight.com, under “Investor Resources” and a written copy is available to stockholders upon written request to the Company, to the attention Legal Department, Mattersight Corporation, 200 W. Madison Street, Suite 3100, Chicago, Illinois 60606 or by calling (877) 235-6925.